Exhibit 99.2

United Parcel Service, Inc.

Selected Financial Data - Second Quarter

(unaudited)

	Three Months Ended
	June 30
(amounts in millions, except per share data)	2022	2021	Change	% Change
Statement of Income Data:
Revenue:
U.S. Domestic Package	$15,459	$14,402	$1,057	7.3%
International Package	5,073	4,817	256	5.3%
Supply Chain Solutions(1)	4,234	4,205	29	0.7%

Total revenue	24,766	23,424	1,342	5.7%
Operating expenses:
U.S. Domestic Package	13,630	12,835	795	6.2%
International Package	3,880	3,633	247	6.8%
Supply Chain Solutions(1)	3,721	3,698	23	0.6%

Total operating expenses	21,231	20,166	1,065	5.3%
Operating profit:
U.S. Domestic Package	1,829	1,567	262	16.7%
International Package	1,193	1,184	9	0.8%
Supply Chain Solutions(1)	513	507	6	1.2%

Total operating profit	3,535	3,258	277	8.5%
Other income (expense):
Other pension income (expense)	298	302	(4)	(1.3)%
Investment income (expense) and other	35	43	(8)	(18.6)%
Interest expense	(171)	(167)	(4)	2.4%

Total other income (expense)	162	178	(16)	(9.0)%
Income before income taxes	3,697	3,436	261	7.6%
Income tax expense	848	760	88	11.6%

Net income	$2,849	$2,676	$173	6.5%

Net income as a percentage of revenue	11.5%	11.4%
Per share amounts:
Basic earnings per share	$3.26	$3.06	$0.20	6.5%
Diluted earnings per share	$3.25	$3.05	$0.20	6.6%
Weighted-average shares outstanding:
Basic	874	875	(1)	(0.1)%
Diluted	876	878	(2)	(0.2)%
As Adjusted Income Data (2):
Operating profit:
U.S. Domestic Package	$1,855	$1,675	$180	10.7%
International Package	1,204	1,190	14	1.2%
Supply Chain Solutions(1)	517	408	109	26.7%

Total operating profit	3,576	3,273	303	9.3%
Total other income (expense)	$162	$178	$(16)	(9.0)%
Income before income taxes	$3,738	$3,451	$287	8.3%
Net income	$2,880	$2,687	$193	7.2%
Basic earnings per share	$3.30	$3.07	$0.23	7.5%
Diluted earnings per share	$3.29	$3.06	$0.23	7.5%

(1)	The divestiture of UPS Freight was completed on April 30, 2021.
(2)	See Non-GAAP schedules for reconciliation of adjustments.

.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Operating Data - Second Quarter

(unaudited)

	Three Months Ended
	June 30
	2022	2021	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,656	$2,456	$200	8.1%
Deferred	1,392	1,313	79	6.0%
Ground	11,411	10,633	778	7.3%

Total U.S. Domestic Package	15,459	14,402	1,057	7.3%
International Package:
Domestic	829	936	(107)	(11.4)%
Export	3,976	3,674	302	8.2%
Cargo and Other	268	207	61	29.5%

Total International Package	5,073	4,817	256	5.3%
Supply Chain Solutions(1):
Forwarding	2,389	2,309	80	3.5%
Logistics	1,290	1,162	128	11.0%
Freight	—	297	(297)	(100.0)%
Other	555	437	118	27.0%

Total Supply Chain Solutions	4,234	4,205	29	0.7%

Consolidated	$24,766	$23,424	$1,342	5.7%

Consolidated volume (in millions)	1,476	1,551	(75)	(4.8)%
Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,910	2,071	(161)	(7.8)%
Deferred	1,401	1,581	(180)	(11.4)%
Ground	16,374	16,856	(482)	(2.9)%

Total U.S. Domestic Package	19,685	20,508	(823)	(4.0)%
International Package:
Domestic	1,703	1,967	(264)	(13.4)%
Export	1,683	1,761	(78)	(4.4)%

Total International Package	3,386	3,728	(342)	(9.2)%

Consolidated	23,071	24,236	(1,165)	(4.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.73	$18.53	$3.20	17.3%
Deferred	15.52	12.98	2.54	19.6%
Ground	10.89	9.86	1.03	10.4%
Total U.S. Domestic Package	12.27	10.97	1.30	11.9%
International Package:
Domestic	7.61	7.44	0.17	2.3%
Export	36.91	32.60	4.31	13.2%
Total International Package	22.17	19.32	2.85	14.8%
Consolidated	$13.72	$12.26	$1.46	11.9%

(1)	The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Detail of Operating Expenses - Second Quarter

(unaudited)

	Three Months Ended
	June 30
(in millions)	2022	2021	Change	% Change
Compensation and benefits	$11,358	$11,327	$31	0.3%
Repairs and maintenance	643	599	44	7.3%
Depreciation and amortization	762	739	23	3.1%
Purchased transportation	4,385	4,446	(61)	(1.4)%
Fuel	1,697	915	782	85.5%
Other occupancy	420	402	18	4.5%
Other expenses	1,966	1,738	228	13.1%

Total operating expenses	$21,231	$20,166	$1,065	5.3%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Financial Data - Year to Date

(unaudited)

	Six Months Ended
	June 30
(amounts in millions, except per share data)	2022	2021	Change	% Change
Statement of Income Data:
Revenue:
U.S. Domestic Package	$30,583	$28,412	$2,171	7.6%
International Package	9,949	9,424	525	5.6%
Supply Chain Solutions(1)	8,612	8,496	116	1.4%

Total revenue	49,144	46,332	2,812	6.1%
Operating expenses:
U.S. Domestic Package	27,092	25,486	1,606	6.3%
International Package	7,640	7,155	485	6.8%
Supply Chain Solutions(1)	7,626	7,668	(42)	(0.5)%

Total operating expenses	42,358	40,309	2,049	5.1%
Operating profit:
U.S. Domestic Package	3,491	2,926	565	19.3%
International Package	2,309	2,269	40	1.8%
Supply Chain Solutions(1)	986	828	158	19.1%

Total operating profit	6,786	6,023	763	12.7%
Other income (expense):
Other pension income (expense)	629	3,905	(3,276)	(83.9)%
Investment income (expense) and other	19	56	(37)	(66.1)%
Interest expense	(345)	(344)	(1)	0.3%

Total other income (expense)	303	3,617	(3,314)	(91.6)%
Income before income taxes	7,089	9,640	(2,551)	(26.5)%
Income tax expense	1,578	2,172	(594)	(27.3)%

Net income	$5,511	$7,468	$(1,957)	(26.2)%

Net income as a percentage of revenue	11.2%	16.1%
Per share amounts:
Basic earnings per share	$6.31	$8.54	$(2.23)	(26.1)%
Diluted earnings per share	$6.28	$8.51	$(2.23)	(26.2)%
Weighted-average shares outstanding:
Basic	874	874	—	0.0%
Diluted	878	878	—	0.0%
As Adjusted Income Data (2):
Operating profit:
U.S. Domestic Package	$3,560	$3,138	$422	13.4%
International Package	2,324	2,281	43	1.9%
Supply Chain Solutions(1)	998	803	195	24.3%

Total operating profit	6,882	6,222	660	10.6%
Total other income (expense)	$270	$327	$(57)	(17.4)%
Income before income taxes	$7,152	$6,549	$603	9.2%
Net income	$5,561	$5,117	$444	8.7%
Basic earnings per share	$6.36	$5.85	$0.51	8.7%
Diluted earnings per share	$6.33	$5.83	$0.50	8.6%

(1)	The divestiture of UPS Freight was completed on April 30, 2021.
(2)	See Non-GAAP schedules for reconciliation of adjustments.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Operating Data - Year to Date

(unaudited)

	Six Months Ended
	June 30
	2022	2021	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$5,250	$4,787	$463	9.7%
Deferred	2,812	2,573	239	9.3%
Ground	22,521	21,052	1,469	7.0%

Total U.S. Domestic Package	30,583	28,412	2,171	7.6%
International Package:
Domestic	1,680	1,864	(184)	(9.9)%
Export	7,754	7,167	587	8.2%
Cargo and Other	515	393	122	31.0%

Total International Package	9,949	9,424	525	5.6%
Supply Chain Solutions(1):
Forwarding	4,978	4,381	597	13.6%
Logistics	2,541	2,266	275	12.1%
Freight	—	1,064	(1,064)	(100.0)%
Other	1,093	785	308	39.2%

Total Supply Chain Solutions	8,612	8,496	116	1.4%

Consolidated	$49,144	$46,332	$2,812	6.1%

Consolidated volume (in millions)	2,966	3,072	(106)	(3.5)%
Operating weekdays	128	127	1	0.8%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,928	2,041	(113)	(5.5)%
Deferred	1,455	1,548	(93)	(6.0)%
Ground	16,330	16,842	(512)	(3.0)%

Total U.S. Domestic Package	19,713	20,431	(718)	(3.5)%
International Package:
Domestic	1,754	1,988	(234)	(11.8)%
Export	1,708	1,772	(64)	(3.6)%

Total International Package	3,462	3,760	(298)	(7.9)%

Consolidated	23,175	24,191	(1,016)	(4.2)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.27	$18.47	$2.80	15.2%
Deferred	15.10	13.09	2.01	15.4%
Ground	10.77	9.84	0.93	9.5%
Total U.S. Domestic Package	12.12	10.95	1.17	10.7%
International Package:
Domestic	7.48	7.38	0.10	1.4%
Export	35.47	31.85	3.62	11.4%
Total International Package	21.29	18.91	2.38	12.6%
Consolidated	$13.49	$12.19	$1.30	10.7%

(1)	The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Detail of Operating Expenses - Year to Date

(unaudited)

	Six Months Ended
	June 30
(in millions)	2022	2021	Change	% Change
Compensation and benefits	$22,974	$22,810	$164	0.7%
Repairs and maintenance	1,269	1,218	51	4.2%
Depreciation and amortization	1,526	1,461	65	4.4%
Purchased transportation	8,985	8,689	296	3.4%
Fuel	2,917	1,722	1,195	69.4%
Other occupancy	911	868	43	5.0%
Other expenses	3,776	3,541	235	6.6%

Total operating expenses	$42,358	$40,309	$2,049	5.1%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Consolidated Balance Sheets

June 30, 2022 (unaudited) and December 31, 2021

(amounts in millions)	June 30, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$11,735	$10,255
Marketable securities	336	338
Accounts receivables	11,541	12,669
Less: Allowance for credit losses	(145)	(128)

Accounts receivable, net	11,396	12,541
Other current assets	2,104	1,800

Total Current Assets	25,571	24,934
Property, Plant and Equipment, Net	33,487	33,475
Operating Lease Right-Of-Use Assets	3,436	3,562
Goodwill	3,675	3,692
Intangible Assets, Net	2,476	2,486
Investments and Restricted Cash	21	26
Deferred Income Tax Assets	158	176
Other Non-Current Assets	1,265	1,054

Total Assets	$70,089	$69,405

LIABILITIES AND SHAREOWNERS’ EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,579	$2,131
Current maturities of operating leases	562	580
Accounts payable	7,168	7,523
Accrued wage and withholdings	3,376	3,819
Self-insurance reserves	1,079	1,048
Accrued group welfare and retirement plan contributions	945	1,038
Other current liabilities	1,628	1,430

Total Current Liabilities	17,337	17,569
Long-Term Debt and Finance Leases	17,997	19,784
Non-Current Operating Leases	2,962	3,033
Pension and Postretirement Benefit Obligations	8,343	8,047
Deferred Income Tax Liabilities	3,577	3,125
Other Non-Current Liabilities	3,563	3,578
Shareowners’ Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	573	1,343
Retained earnings	18,958	16,179
Accumulated other comprehensive loss	(3,251)	(3,278)
Deferred compensation obligations	12	16
Less: Treasury stock	(12)	(16)

Total Equity for Controlling Interests	16,289	14,253
Noncontrolling interests	21	16

Total Shareowners’ Equity	16,310	14,269

Total Liabilities and Shareowners’ Equity	$70,089	$69,405

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Statements of Consolidated Cash Flows

(unaudited)

(amounts in millions)	Six Months Ended
	June 30
	2022	2021
Cash Flows From Operating Activities:
Net income	$5,511	$7,468
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,526	1,461
Pension and postretirement benefit (income) expense	433	(2,839)
Pension and postretirement benefit contributions	(123)	(276)
Self-insurance reserves	112	130
Deferred tax (benefit) expense	360	1,127
Stock compensation expense	617	521
Other (gains) losses	11	—
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	820	439
Other assets	(62)	169
Accounts payable	(508)	56
Accrued wages and withholdings	(348)	227
Other liabilities	22	(27)
Other operating activities	(78)	(2)

Net cash from operating activities	8,293	8,454

Cash Flows From Investing Activities:
Capital expenditures	(1,388)	(1,670)
Proceeds from disposal of businesses, property, plant and equipment	9	863
Purchases of marketable securities	(132)	(141)
Sales and maturities of marketable securities	130	214
Net change in finance receivables	7	16
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(99)	(5)
Other investing activities	(26)	(11)

Net cash used in investing activities	(1,499)	(734)

Cash Flows From Financing Activities:
Net change in short-term debt	—	498
Proceeds from long-term borrowings	—	—
Repayments of long-term borrowings	(1,105)	(2,599)
Purchases of common stock	(1,242)	—
Issuances of common stock	136	141
Dividends	(2,567)	(1,718)
Other financing activities	(508)	(360)

Net cash used in financing activities	(5,286)	(4,038)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(28)	16

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	1,480	3,698
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	10,255	5,910

End of period	$11,735	$9,608

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Reconciliation of Free Cash Flow (Non-GAAP measure)

(unaudited)

(amounts in millions)	Six Months Ended June 30
	2022	2021
Cash flows from operating activities	$8,293	$8,454
Capital expenditures	(1,388)	(1,670)
Proceeds from disposals of property, plant and equipment	9	15
Net change in finance receivables	7	16
Other investing activities	(26)	(11)

Free Cash Flow (Non-GAAP measure)	$6,895	$6,804

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)

(unaudited)

(amounts in millions)	TTM(1) June 30, 2022	TTM(1) June 30, 2021
Net Income	$10,933	$6,078
Add back:
Income tax expense	3,111	1,799
Interest expense	695	695
Depreciation and amortization	3,018	2,850

EBITDA	17,757	11,422
Add back (deduct):
Transformation and other	231	1,076
Defined benefit plan (gains) and losses	(15)	3,194
Investment income and other	(1,151)	(1,343)

Adjusted EBITDA	$16,822	$14,349

Debt and finance leases, including current maturities	$20,576	$22,591
Add back:
Non-current pension and postretirement benefit obligations	8,343	7,675

Adjusted total debt	$28,919	$30,266

Adjusted total adjusted debt/adjusted EBITDA	1.72	2.11

(1)	Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Reconciliation of Return on Invested Capital (Non-GAAP measure)

(unaudited)

(amounts in millions)	TTM(1) June 30, 2022	TTM(1) June 30, 2021
Net Income	$10,933	$6,078
Add back (deduct):
Income tax expense	3,111	1,799
Interest expense	695	695
Other pension (income) expense	(1,181)	1,925
Investment (income) expense and other	15	(74)

Operating profit	13,573	10,423
Transformation and other	$231	$1,076

Adjusted operating profit	$13,804	$11,499

Average debt and finance leases, including current maturities	$21,584	$24,770
Average pension and postretirement benefit obligations	8,009	9,115
Average shareowners’ equity	13,566	7,599

Average Invested Capital	$43,159	$41,483

Net income to average invested capital	25.3%	14.7%

Adjusted Return on Invested Capital	32.0%	27.7%

(1)	Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Reconciliation of GAAP and As Adjusted Income Statement Data

(unaudited)

Three Months Ended June 30,
(in millions, except per share amounts)	2022			2021
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)
U.S. Domestic Package	$13,630	26	$13,604	$12,835	$108	$12,727	6.2%	6.9%
International Package	3,880	11	3,869	3,633	6	3,627	6.8%	6.7%
Supply Chain Solutions(3)	3,721	4	3,717	3,698	(99)	3,797	0.6%	(2.1)%

Operating expense	21,231	41	21,190	20,166	15	20,151	5.3%	5.2%

U.S. Domestic Package	$1,829	26	$1,855	$1,567	$108	$1,675	16.7%	10.7%
International Package	1,193	11	1,204	1,184	6	1,190	0.8%	1.2%
Supply Chain Solutions(3)	513	4	517	507	(99)	408	1.2%	26.7%

Operating Profit	3,535	41	3,576	3,258	15	3,273	8.5%	9.3%

Other Income and (Expense):
Other pension income (expense)	298	—	298	302	—	302	(1.3)%	(1.3)%
Investment income (expense) and other	35	—	35	43	—	43	(18.6)%	(18.6)%
Interest expense	(171)	—	(171)	(167)	—	(167)	2.4%	2.4%

Total Other Income (Expense)	$162	$—	$162	$178	$—	$178	(9.0)%	(9.0)%

Income Before Income Taxes	3,697	41	3,738	3,436	15	3,451	7.6%	8.3%
Income Tax Expense	848	10	858	760	4	764	11.6%	12.3%

Net Income	$2,849	$31	$2,880	$2,676	$11	$2,687	6.5%	7.2%

Basic Earnings Per Share	$3.26	$0.04	$3.30	$3.06	$0.01	$3.07	6.5%	7.5%

Diluted Earnings Per Share	$3.25	$0.04	$3.29	$3.05	$0.01	$3.06	6.6%	7.5%

Weighted-average shares outstanding:
Basic	874			875
Diluted	876			878

(1)	Transformation & Other of $41 million reflects other employee benefits costs of $23 million and other costs of $18 million.
(2)	Transformation & Other of $15 million reflects a gain on the divestiture of UPS Freight of $101 million, other employee benefits costs of $55 million and other costs of $61 million.
(3)	The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Reconciliation of GAAP and As Adjusted Income Statement Data

(unaudited)

Six Months Ended
(in millions, except per share amounts)	2022				2021
	As Reported (GAAP)	Pension Adj.(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)
U.S. Domestic Package	$27,092	$—	69	$27,023	$25,486	$—	$212	$25,274	6.3%	6.9%
International Package	7,640	—	15	7,625	7,155	—	12	7,143	6.8%	6.7%
Supply Chain Solutions(5)	7,626	—	12	7,614	7,668	—	(25)	7,693	(0.5)%	(1.0)%

Operating expense	42,358	—	96	42,262	40,309	—	199	40,110	5.1%	5.4%

U.S. Domestic Package	$3,491	$—	69	$3,560	$2,926	$—	$212	$3,138	19.3%	13.4%
International Package	2,309	—	15	2,324	2,269	—	12	2,281	1.8%	1.9%
Supply Chain Solutions(5)	986	—	12	998	828	—	(25)	803	19.1%	24.3%

Operating Profit	6,786	—	96	6,882	6,023	—	199	6,222	12.7%	10.6%

Other Income and (Expense):
Other pension income (expense)	629	(33)	—	596	3,905	(3,290)	—	615	(83.9)%	(3.1)%
Investment income (expense) and other	19	—	—	19	56	—	—	56	(66.1)%	(66.1)%
Interest expense	(345)	—	—	(345)	(344)	—	—	(344)	0.3%	0.3%

Total Other Income (Expense)	$303	$(33)	$—	$270	$3,617	$(3,290)	$—	$327	(91.6)%	(17.4)%

Income Before Income Taxes	7,089	(33)	96	7,152	9,640	(3,290)	199	6,549	(26.5)%	9.2%
Income Tax Expense	1,578	(9)	22	1,591	2,172	(788)	48	1,432	(27.3)%	11.1%

Net Income	$5,511	$(24)	$74	$5,561	$7,468	$(2,502)	$151	$5,117	(26.2)%	8.7%

Basic Earnings Per Share	$6.31	$(0.03)	$0.08	$6.36	$8.54	$(2.86)	$0.17	$5.85	(26.1)%	8.7%

Diluted Earnings Per Share	$6.28	$(0.03)	$0.08	$6.33	$8.51	$(2.85)	$0.17	$5.83	(26.2)%	8.6%

Weighted-average shares outstanding:
Basic	874				874
Diluted	878				878

(1)	Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada LTD Retirement Plan.
(2)	Transformation & Other of $96 million reflects other employee benefits costs of $56 million and other costs of $40 million.
(3)	Represents a mark-to-market gain recognized outside of a 10% corridor for the UPS IBT Pension Plan
(4)

Transformation & Other of $199 million reflects a gain on the divestiture of UPS Freight of $101 million net of a previously-recognized valuation allowance of $66 million, other employee benefits costs of $131 million and other costs of $103 million.

(5)	The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Supplemental Analysis of Currency - Second Quarter

(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.61	$7.44	2.3%	$0.84	$8.45	13.6%
Export	36.91	32.60	13.2%	1.53	38.44	17.9%
Total International Package	$22.17	$19.32	14.8%	$1.18	$23.35	20.9%

Consolidated	$13.72	$12.26	11.9%	$0.18	$13.90	13.4%

	Three Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$15,459	$14,402	7.3%	$—	$15,459	7.3%
International Package	5,073	4,817	5.3%	261	5,334	10.7%
Supply Chain Solutions(2)	4,234	4,205	0.7%	62	4,296	2.2%

Total revenue	$24,766	$23,424	5.7%	$323	$25,089	7.1%

	Three Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
As-Adjusted Operating Profit (in millions)(3):
U.S. Domestic Package	$1,855	$1,675	10.7%	$—	$1,855	10.7%
International Package	1,204	1,190	1.2%	60	1,264	6.2%
Supply Chain Solutions(2)	517	408	26.7%	(15)	502	23.0%

Total operating profit	$3,576	$3,273	9.3%	$45	$3,621	10.6%

(1)	Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2)	The divestiture of UPS Freight was completed on April 30, 2021.
(3)	Amounts adjusted for transformation & other

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Supplemental Analysis of Currency - Year to Date

(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Six Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.48	$7.38	1.4%	$0.65	$8.13	10.2%
Export	35.47	31.85	11.4%	1.14	36.61	14.9%
Total International Package	$21.29	$18.91	12.6%	$0.89	$22.18	17.3%

Consolidated	$13.49	$12.19	10.7%	$0.13	$13.62	11.7%

	Six Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$30,583	$28,412	7.6%	$—	$30,583	7.6%
International Package	9,949	9,424	5.6%	404	10,353	9.9%
Supply Chain Solutions(2)	8,612	8,496	1.4%	99	8,711	2.5%

Total revenue	$49,144	$46,332	6.1%	$503	$49,647	7.2%

	Six Months Ended June 30			Currency Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
As-Adjusted Operating Profit (in millions)(3):
U.S. Domestic Package	$3,560	$3,138	13.4%	$—	$3,560	13.4%
International Package	2,324	2,281	1.9%	88	2,412	5.7%
Supply Chain Solutions(2)	998	803	24.3%	(18)	980	22.0%

Total operating profit	$6,882	$6,222	10.6%	$70	$6,952	11.7%

(1)	Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2)	The divestiture of UPS Freight was completed on April 30, 2021.
(3)	Amounts adjusted for transformation & other

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Aircraft Fleet - As of June 30, 2022

(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	19	8
Boeing 767-300BCF	4	—	1	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	—	2
Other	—	292	—	—

Total	290	292	20	10

Certain prior year amounts have been reclassified to conform to the current year presentation.